                                                                   EXHIBIT 24.1


                                 POWERS OF ATTORNEY

                                  POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of AirNet Systems, Inc., an Ohio Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the year ended December 31, 1997, hereby constitutes and appoints Gerald G. Mercer, Eric P. Roy and William R. Sumser as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and thereby ratifies and confirms all things that each of the said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 27th day of March, 1998.


                                        /s/  Gerald G. Mercer
                                        ------------------------------
                                        Gerald G. Mercer

                                 POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of AirNet Systems, Inc., an Ohio Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the year ended December 31, 1997, hereby constitutes and appoints Gerald G. Mercer, Eric P. Roy and William R. Sumser as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and thereby ratifies and confirms all things that each of the said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 27th day of March, 1998.


                                        /s/ Eric P. Roy
                                        ------------------------------
                                        Eric P. Roy

                                 POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of AirNet Systems, Inc., an Ohio Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the year ended December 31, 1997, hereby constitutes and appoints Gerald G. Mercer, Eric P. Roy and William R. Sumser as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and thereby ratifies and confirms all things that each of the said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 27th day of March, 1998.


                                        /s/ Roger D. Blackwell
                                        ------------------------------
                                        Roger D. Blackwell

                                  POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of AirNet Systems, Inc., an Ohio Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the year ended December 31, 1997, hereby constitutes and appoints Gerald G. Mercer, Eric P. Roy and William R. Sumser as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and thereby ratifies and confirms all things that each of the said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 23rd day of March, 1998.


                                        /s/ Tony C. Canonie
                                        ------------------------------
                                        Tony C. Canonie, Jr.

                                 POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of AirNet Systems, Inc., an Ohio Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the year ended December 31, 1997, hereby constitutes and appoints Gerald G. Mercer, Eric P. Roy and William R. Sumser as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and thereby ratifies and confirms all things that each of the said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 27th day of March, 1998.


                                        /s/ Russell M. Gertmenian
                                        ------------------------------
                                        Russell M. Gertmenian

                                 POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of AirNet Systems, Inc., an Ohio Corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the year ended December 31, 1997, hereby constitutes and appoints Gerald G. Mercer, Eric P. Roy and William R. Sumser as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and thereby ratifies and confirms all things that each of the said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 27th day of March, 1998.


                                        /s/ J. F. Keeler, Jr.
                                        ------------------------------
                                        J. F. Keeler, Jr.